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PROPOSAL 1 IS MORE FULLY DESCRIBED IN THE JOINT PROXY STATEMENT-PROSPECTUS THAT ACCOMPANIES THIS PROXY.            Please       [ ]
YOU ARE ENCOURAGED TO READ THE JOINT PROXY STATEMENT-PROSPECTUS CAREFULLY.                                         Mark Here
                                                                                                                   for Address
                                                                                                                   Change or
                                                                                                                   Comments
                                                                                                                   SEE REVERSE SIDE

PROPOSAL 1:
                                                                                      FOR     AGAINST    ABSTAIN
To approve the issuance of shares of common stock, par value $0.01 per share, of      [ ]       [ ]        [ ]
Alamosa pursuant to the Agreement and Plan of Merger, dated as of December 7,
2004, by and among Alamosa, A-Co Merger Sub, Inc. and AirGate PCS, Inc. (the
"Merger Agreement"), as described in the Joint Proxy Statement-Prospectus and the Merger Agreement.

                                                                                                Dated:                        , 2005
                                                                                                      ------------------------

                                                                                                ------------------------------------
                                                                                                      Signature of Stockholder

                                                                                                ------------------------------------
                                                                                                      Signature if held jointly

                                                                                                IMPORTANT: Please date and sign this
                                                                                                Proxy exactly as your name or names
                                                                                                appear hereon; if shares are held
                                                                                                jointly, all joint owners must sign.
                                                                                                An executor, administrator, trustee,
                                                                                                guardian, or other person signing in
                                                                                                a representative capacity, must give
                                                                                                his or her full title. A corporation
                                                                                                must sign in full corporate name by
                                                                                                its president or other authorized
                                                                                                officer. A partnership must sign in
                                                                                                partnership name by an authorized
                                                                                                person.

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                                               VOTE BY INTERNET OR TELEPHONE OR MAIL
                                                    24 HOURS A DAY, 7 DAYS A WEEK

                               INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                                                THE DAY PRIOR TO SPECIAL MEETING DAY.

                YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                       AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

----------------------------------------      ----------------------------------------      ----------------------------------------
                INTERNET                                      TELEPHONE                                      MAIL
     HTTP://WWW.PROXYVOTING.COM/APCS                       1-866-540-5760
                                                                                                      Mark, sign and date
Use the internet to vote your proxy.          Use any touch-tone telephone to vote                    your proxy card and
Have your proxy card in hand when you     OR  your proxy. Have your proxy card in hand   OR            return it in the
access the web site, or vote your proxy       when you call.                                         enclosed postage-paid
thru ISD at:                                                                                               envelope.
http://www.melloninvestor.com/isd.
----------------------------------------      ----------------------------------------      ----------------------------------------

                                        IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                           YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

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                                                                PROXY
                                                       ALAMOSA HOLDINGS, INC.
                                                     5225 S. LOOP 289 SUITE 120
                                                        LUBBOCK, TEXAS 79424

                                  SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 15, 2005

                                         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                         The undersigned hereby appoints Loyd I. Reinhart and Jon D. Drake, and each of them, proxies with full power of substitution, to vote for the undersigned all shares of common stock of Alamosa Holdings, Inc. ("Alamosa"), that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders (the "Special Meeting")
                    to be held at The Lubbock Country Club, 3400 Mesa Road, Lubbock, Texas on February 15,
                    2005, beginning at 8:00 a.m., local time, and at any adjournments or postponements thereof, upon the matters described on reverse and in the accompanying Joint Proxy Statement-Prospectus dated _, 2005, and upon any other business that may properly come before such Special Meeting or any adjournments or postponements thereof.

                         THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO
                    DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AND IN THE DISCRETION OF THE
                    PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY
                    ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW. THE
                    BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

                                  (CONTINUED AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

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                              ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
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                                                      ^ FOLD AND DETACH HERE ^

                                   YOU CAN NOW ACCESS YOUR ALAMOSA HOLDINGS, INC. ACCOUNT ONLINE.

Access your Alamosa Holdings, Inc. stockholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for Alamosa Holdings, Inc., now makes it easy and convenient to get current information on your shareholder account.

                   o View account status                                        o Make address changes

                   o View certificate history                                   o Obtain a duplicate 1099 tax form

                   o View book-entry information                                o Establish/change your PIN

                                        VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM

                                    FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN 9AM-7PM
                                                     MONDAY-FRIDAY EASTERN TIME

                         INVESTOR SERVICEDIRECT(R) IS A REGISTERED TRADEMARK OF MELLON INVESTOR SERVICES LLC

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